EXHIBIT 10.16

PROMISSORY NOTE

March 26, 2018

Lender:	Conch And Shell Holdings, Inc.
800 Morgan-Johnson Road
Bradenton, FL 34208

Borrower:	6, LLC
800 Morgan-Johnson Road
Bradenton, FL 34208

Amount:	$100,000.00

Rate:	5.00% per anum

Term:	5 Year Balloon

Seniority:	Subordinated to Hancock Bank or Assignee

Collateral:	All Assets of 6, LLC and the Renovo Group (listed below)

This promissory note between 6, LLC and the Renovo Group (6, LLC; Renovo Resource Solutions, Inc; Renovo Recovery & Salvage, LLC; Camo Trailers Leasing and Rentals, LLC) (Borrower) and Conch And Shell Holdings, Inc. (Lender) shall be secured by the collective assets of the Renovo Group.

Interest and Principal shall be due and payable on March 27, 2023.

This note may be extended upon agreement of both parties.

This note may be payable in full at any time, with accrued interest, and without penalty for early payment.

This note is NOT transferrable to other parties and is due immediately upon any change of control in ownership, unless agreed upon in writing by all parties.

The Renovo Group shall be responsible for the payment and recording of filing documents (DR-228) with the Florida Department of Revenue within 30 days of the execution of this agreement.

Lendor:	/s/ James K. Toomey	Title: Secretary	Date:	March 26, 2018

Borrowers:	/s/ Lori M. Toomey		/s/ Alison Kendzior
	/s/ Brian Kendzior		/s/ Keri A. Moritz
	/s/ Kristen N. Toomey		/s/ Randall A. Moritz

DocuSign Envelope ID: 191CE5C8-B302-4FCE-9FBE-1AB2ACB0838D

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (this "**Agreement**") is effective as of October 28, 2022 (the "**Effective Date**") by and among Conch and Shell Holdings, Inc., a Florida corporation (the "**Lender**"), and 6, LLC, a Florida limited liability company, and Renovo Resource Solutions, Inc., a Florida corporation (collectively, the "**Borrowers**").

WITNESSETH:

WHEREAS, Borrowers, Renovo Recovery & Salvage, LLC, a Florida limited liability company ("**Renovo Recovery**"), and Camo Trailer Leasing and Rentals, LLC, a Florida limited liability company ("**Camo**"), have heretofore issued to Lender a Promissory Note dated March 26, 2018, in the original principal amount of $100,000.00 (the "**Note**"), the terms of which are incorporated herein and made a part hereof;

WHEREAS, Renovo Recovery and Camo were released and discharged from any and all further liability or obligations arising under the Note, and were subsequently voluntarily dissolved; and

WHEREAS, Borrowers and Lender desire to modify certain of the terms as set forth in the Note in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements and mutual covenants hereinafter contained, it is hereby agreed by and between the parties as follows:

1. Maturity Date of the Note. The Note is hereby amended to provide that the maturity date of the Note is extended from March 27, 2023 to December 31, 2023.

2. Transferability and Acceleration of the Note. The Note is not transferrable to other parties and is due upon any change of control in ownership, unless agreed upon in writing by all parties. Renovo Resource Solutions, Inc. intends to enter into an Agreement and Plan of Merger with Kingfish Holding Corporation pursuant to which substantially all of the assets of 6, LLC will be acquired by Renovo Resource Solutions, Inc. and Renovo Resource Solutions, Inc. shall merge into Kingfish Holding Corporation (the "**Transactions**"). The parties hereby consent to the transfer and change of ownership contemplated by the Transactions.

3. Note. This Agreement is a modification only and not a novation. This Agreement is to be considered attached to the Note and made a part thereof. This Agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. Except as otherwise expressly amended hereby, the Note shall continue and remain in full force and effect in accordance with its terms, all of which Borrowers by the execution hereof ratifies, approves and confirms. Terms used but not defined herein shall have the meanings ascribed to such terms in the Note.

4. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be considered an original, with the same effect as if the signatures were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Agreement to be executed as of the date and year first set forth above.

BORROWERS:

6, LLC, a Florida limited liability company

By:	/s/ Randall A. Moritz
Randall A. Moritz, Manager

RENOVO RESOURCE SOLUTIONS, INC.,
a Florida corporation

By:	/s/ Randall A. Moritz
Randall A. Moritz, President

LENDER:

CONCH AND SHELL HOLDINGS, INC., a Florida corporation

By:	/s/ Lori M. Toomey
Lori M. Toomey, President

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (this "**Agreement**") is effective as of December 31, 2023 (the "**Effective Date**") by and among Conch and Shell Holdings, Inc., a Florida corporation (the "**Lender**"), and 6, LLC, a Florida limited liability company, and Renovo Resource Solutions, Inc., a Florida corporation (collectively, the "**Borrowers**").

WITNESSETH:

WHEREAS, Borrowers, Renovo Recovery & Salvage, LLC, a Florida limited liability company ("**Renovo Recovery**"), and Camo Trailer Leasing and Rentals, LLC, a Florida limited liability company ("**Camo**"), have heretofore issued to Lender a Promissory Note dated March 26, 2018, in the original principal amount of $100,000.00 (the "**Note**"), the terms of which are incorporated herein and made a part hereof;

WHEREAS, Renovo Recovery and Camo were released and discharged from any and all further liability or obligations arising under the Note, and were subsequently voluntarily dissolved;

WHEREAS, the Borrowers and Lender previously modified the terms of the Note to, among other items, extend the maturity date of the Note from March 27, 2023 to December 31, 2023; and

WHEREAS, Borrowers and Lender desire to modify certain of the terms as set forth in the Note in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements and mutual covenants hereinafter contained, it is hereby agreed by and between the parties as follows:

1. Maturity Date of the Note. The Note is hereby amended to provide that the maturity date of the Note is extended from December 31, 2023 to December 31, 2024.

2. Note. This Agreement is a modification only and not a novation. This Agreement is to be considered attached to the Note and made a part thereof. This Agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. Except as otherwise expressly amended hereby, the Note shall continue and remain in full force and effect in accordance with its terms, all of which Borrowers by the execution hereof ratifies, approves and confirms. Terms used but not defined herein shall have the meanings ascribed to such terms in the Note.

3. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be considered an original, with the same effect as if the signatures were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Agreement to be executed as of the date and year first set forth above.

BORROWERS:

6, LLC, a Florida limited liability company

By:	/s/ Randall A. Moritz
Randall A. Moritz, Manager

RENOVO RESOURCE SOLUTIONS, INC.,
a Florida corporation

By:	/s/ Randall A. Moritz
Randall A. Moritz, President

LENDER:

CONCH AND SHELL HOLDINGS, INC., a Florida corporation

By:	/s/ Lori M. Toomey
Lori M. Toomey, President